UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 12, 2006

ESCALA GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11988	22-2365834
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

623 Fifth Avenue New York, New York 10022 (Address of Principal Executive Offices) (Zip Code)

(212) 421-9400
(Registrant’s telephone number, including area code)

_______________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 12, 2006, Antonio Martins da Cruz submitted his resignation as a member of the Board of directors of the Company.

Effective May 12, 2006, Matthew Walsh was appointed Executive Vice President and Chief Financial Officer of the Company. Mr. Walsh, age 39, was most recently Vice President and Chief Financial Officer of GenTek, Inc., a publicly traded industrial manufacturer, and prior thereto held a number of positions at GenTek, Inc. and its predecessor company.

Effective May 12, 2006, Larry Crawford resigned as Executive Vice President and Chief Financial Officer of the Company. Mr. Crawford is leaving to pursue other interests after a transition period.

On May 17, 2006, Rafael del Valle submitted his resignation as a member of the Board of Directors of the Company and as a member of the Audit Committee.

On May 17, 2006, Carlos de Figueiredo submitted his resignation as a member of the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2006

                                            ESCALA GROUP INC.

                                            By: /s/ Matthew M. Walsh
                                            Name: Matthew M. Walsh
                            Title:   Executive Vice President and Chief Financial Officer